Exhibit 10.3

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of September 6, 2023, is by and between SecureWorks, Inc., a Georgia corporation (the “Borrower”) and Dell USA L.P., a Texas limited partnership (the “Lender”).
RECITALS

WHEREAS, pursuant to that certain Sixth Amended and Restated Revolving Credit Agreement, dated as of March 23, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and between, the Borrower and the Lender, Lender agreed to make credit extensions to or for the account of the Borrower on the terms and conditions set forth therein;
WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement and, subject to the terms and conditions set forth herein, the Lender has agreed to such amendments on the terms set forth herein;
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.    Defined Terms. Capitalized terms used but not otherwise defined herein (including the preamble and recitals hereof) shall have the meanings assigned thereto in the Existing Credit Agreement, as amended by this Amendment (as so amended, the “Credit Agreement”).
2.    Amendments to the Existing Credit Agreement. Subject to the satisfaction (or waiver in writing by Lender) of the conditions precedent set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:
2.1    Section 1.1 of the Existing Credit Agreement is hereby amended as of, from and subsequent to the First Amendment Effective Date to add the following definitions in the appropriate alphabetical order:
(a)    “First Amendment” means that certain First Amendment to Sixth Amended and Restated Revolving Credit Agreement, dated as of the First Amendment Effective Date, by and between the Borrower and the Lender.
(b)    “First Amendment Effective Date” shall mean September 1, 2023.
2.2    The definition of “Commitment Termination Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as of, from and subsequent to the First Amendment Effective Date, to read as follows:
(a)    “Applicable Margin” means a margin of 2.00% above the Secured Overnight Financing Rate (SOFR) applicable to each Loan.
(b)    “Commitment” means the obligation of the Lender to make, on and subject to the terms and conditions hereof, Loans to the Borrower pursuant to Section 2.1 in an aggregate principal amount at any one time outstanding up to but not exceeding $50 million, as such amount may be reduced pursuant to Section 2.3 or reduced pursuant to assignments effected in accordance with Section 10.5.

(c)    “Commitment Termination Date” means the third-year anniversary of the Effective Date.

2.3.    Section 2.3 of the Existing Credit Agreement is hereby amended and restated as of, from and subsequent to the First Amendment Effective Date as follows:
(a)    Reserved.
(b)    The Commitment shall be automatically reduced to zero on the earlier of (i) 5:00 p.m. Eastern Time on the last day of the Availability Period and (ii) the date on which a Change of Control of the Borrower shall occur.
(c)    The Borrower shall have the right to terminate or reduce the unused amount of the Commitment at any time or from time to time upon not less than three (3) Business Days’ prior notice to the Lender; provided that the Borrower may not reduce the Commitment to an amount less than the aggregate principal amount of all Loans then outstanding under the Agreement. The Commitment once terminated or reduced pursuant to this Section 2.3 may not be reinstated. Following such termination or reduction in the unused amount of the Commitment, any Loans made by the Lender shall remain outstanding, and shall become due in accordance with the terms of this Agreement.
3.    Acknowledgment. To the actual knowledge of the Borrower, the Borrower acknowledges and confirms that, as of the date hereof, Lender has performed fully all of its respective obligations under the Credit Agreement and the other loan documents. The Borrower also acknowledges and confirms that by entering into this Amendment, except as otherwise expressly set forth herein, Lender does not waive or modify any term or condition of the Credit Agreement or any of the other loan documents or any of their rights or remedies under such loan documents or applicable law or any of the obligations of the Borrower thereunder. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any other loan document, all of which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Borrower under any loan document from any of its obligations and liabilities thereunder.
4.    Conditions Precedent. The amendments contained in Section 2 and the obligation of the Lender to make the Loans provided for in the Credit Agreement, shall become effective upon satisfaction of the following conditions precedent:
4.1    Loan Documents. Lender shall have received executed counterparts (via electronic transmission with original to follow via overnight courier) of the following, each properly executed by each Credit Party that is party thereto: (i) this Amendment and (ii) such other documents, consents, or instruments, each in form an substance reasonably satisfactory to Lender, as Lender shall require in connection with the making of the Loans on the First Amendment Effective Date.
4.2    No Event of Default. Immediately prior to giving effect to the First Amendment Effective Date, no Default or Event of Default shall exist under the Existing Credit Agreement.
4.3    Payment of Other Fees and Expenses. All reasonable and documented costs, fees and expenses (including, without limitation, reasonable and documented legal fees and expenses of counsel to Lender) or other compensation due and payable shall have been paid.

4.4     Other Documents. Receipt by Lender of such other documents, instruments and agreements as such Lender may reasonably request from the Borrower.
5.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
5.1    It has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment.
5.2    This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.3    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.
5.4    After giving effect to this Amendment, the representations and warranties set forth in the loan documents are true and correct in all material respects (and in all respects if qualified by materiality) as of the date hereof (or in the case of any such representations and warranties which expressly relate to an earlier date, as of such earlier date).
5.5    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.
5.6    After giving effect to this Amendment, (1) the organizational documents have not been amended, modified, or terminated since the date such organizational documents were most recently certified to the Lender and remain in full force and effect, and are true and complete, in the form previously delivered to the Lender on such date, (2) there has been no change to the incumbency certificates most recently delivered to the Lender and such incumbency certificates remain in full force and effect, and are true and complete, in the form previously delivered to the Lender and (3) the Borrower remains and is currently in good standing in their applicable state of incorporation or organization.
6.    Payment of Costs and Fees. The parties shall pay their own expenses with respect to this Amendment and the transactions contemplated hereby; provided that the Borrower shall pay to the Lender, no later than thirty (30) days after receipt of a reasonably detailed invoice from the Lender, all reasonable and documented out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of counsel to the Lender, in connection with the enforcement or protection of its rights in connection with this Amendment, including such expenses incurred during any workout, restructuring or negotiations in respect of the Loans.
7.    Amendments. This Amendment cannot be altered, amended, changed or modified in any respect unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 10.4 of the Credit Agreement.
8.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

9.    Effect on loan documents.
9.1    The loan documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of Lender under the Credit Agreement or any other loan document. Except for the amendments to the Credit Agreement and the other loan documents expressly set forth herein, the Credit Agreement and the other loan documents shall remain unchanged and in full force and effect.
9.2    Upon and after the effectiveness of this Amendment, each reference in the loan documents to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the loan documents shall mean and be a reference to the loan documents as amended hereby.
9.3    To the extent that any of the terms and conditions in any of the loan documents shall contradict or be in conflict with any of the terms or conditions of the loan documents, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the loan documents.
9.4    This Amendment is a Loan document.
9.5    Unless the context of this Amendment clearly requires otherwise, this Amendment shall be subject to the provisions regarding other interpretive provisions set forth in Section 1 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis.
10.    Further Assurances. The Borrower shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under applicable law or as Lender may reasonably request, in order to effect the purposes of this Amendment.
11.    Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
12.    Reaffirmation of Obligations. The Borrower hereby consents to this Amendment and the transactions contemplated thereby. The Borrower further (a) affirms and confirms its obligations under the Credit Agreement including, without limitation, the obligations of the Borrower to pay to the Lender, unless due earlier in accordance with the terms and conditions of the Credit Agreement, the entire outstanding principal balance of each of the Loans, together with all accrued and unpaid interest thereon and all other amounts owing with respect thereto on the Commitment Termination Date and (b) acknowledges and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated thereby, the loan documents to which it is a party shall continue to be in full force and effect in accordance with the terms thereof.
13.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
14.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
15.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Sixth Amended and Restated Revolving Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date and year first written above.

BORROWER: SecureWorks, Inc. By: /s/ Alpana Wegner Name: Alpana Wegner Title: Chief Financial Officer
LENDER: Dell USA L.P. By: /s/ Christopher Alan Garcia Name: Christopher Alan Garcia Title: Senior Vice President & Assistant Secretary

[Signature Page to First Amendment to Sixth Amended and Restated Revolving Credit Agreement]